EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the captions "Experts" and "Selected Combined Financial Data" and to the use of our report dated September 13, 1996, with respect to the combined financial statements of Magic Promotion, Inc. included in Amendment No. 1 to the Registration Statement (Form S-1 - Registration No. 333-13127) of Magicworks Entertainment Incorporated for the registration of shares of its common stock.


                                                  Ernst & Young LLP


Miami, Florida
December 17, 1996


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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the captions "Experts" and to the use of our report dated September 11, 1996, with respect to the financial statements of Diamond Bullet Merchandising, Inc. included in Amendment No. 1 to the Registration Statement (Form S-1 - Registration No. 333-13127) of Magicworks Entertainment Incorporated for the registration of shares of its common stock.


                                                  Ernst & Young LLP


Miami, Florida
December 17, 1996

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the captions "Experts" and to the use of our report dated September 13, 1996, with respect to the financial statements of Movietime Entertainment, Inc. included in Amendment No. 1 to the Registration Statement (Form S-1 - Registration No. 333-13127) of Magicworks Entertainment Incorporated for the registration of shares of its common stock.


                                                  Ernst & Young LLP


Miami, Florida
December 17, 1996

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the captions "Experts" and to the use of our report dated September 13, 1996, with respect to the historical supplemental pooled financial statements of Magic Promotion, Inc. and Movietime Entertainment, Inc. included in Amendment No. 1 to the Registration Statement (Form S-1 - Registration No. 333-13127) of Magicworks Entertainment Incorporated for the registration of shares of its common stock.


                                                  Ernst & Young LLP


Miami, Florida
December 17, 1996

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the captions "Experts" and to the use of our report dated April 11, 1996, with respect to the combined financial statements of Magicworks Entertainment, included in Amendment No. 1 to the Registration Statement (Form S-1 - Registration No. 333-13127) of Magicworks Entertainment Incorporated for the registration of shares of its common stock.


                                                  Ernst & Young LLP


Miami, Florida
December 17, 1996